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                                                                   EXHIBIT 23(j)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the references to us under the heading "Independent Accountants" in this Registration Statement on Form N1-A, relating to the Barr Rosenberg Series Trust.

PricewaterhouseCoopers LLP

San Francisco, California
May 30, 2003